SECURITIES AND EXCHANGE COMMISSION
             WASHINGTON, D.C. 20549





                    FORM 8-K




                 Current Report
        Pursuant to Section 13 or 15(d)
     of the Securities Exchange Act of 1934



       Date of Report: September 8, 1997
       (Date of Earliest Event Reported)





                  HUMANA INC.
(Exact name of Registrant as specified in its Charter)







Delaware           1-5975                   61-0647538
(State of        (Commission              (I.R.S. Employer
Incorporation)   File Number)         Tax Identification No.)



              500 West Main Street
              Louisville, KY 40202
    (Address of principal executive offices)



                 (502) 580-1000
(Registrant's telephone number, including area code)







Item 2.        Acquisition or Disposition of Assets

     On September 8, 1997, (the "Effective Time") HUMNOV, Inc., a wholly owned subsidiary of Humana Inc., a Delaware corporation (the "Company"), merged with and into Physician Corporation of America, a Delaware corporation ("PCA"). Pursuant to the Agreement and Plan of Merger dated as of June 2, 1997 among Humana Inc., PCA and HUMNOV, Inc. (the "Merger Agreement") each share of PCA's outstanding Common Stock was converted into the right to receive $7.00 cash, without interest.

     The aggregate purchase price of approximately $409 million, which includes the purchase of PCA's outstanding Common Stock for approximately $272 million, the assumption of approximately $122 million of debt and acquisition costs of approximately $15 million was funded by the Company through proceeds from the Company's commercial paper program.

     For information regarding terms of the merger, reference is made to the Proxy Statement filed by PCA with the Securities and Exchange Commission on August 8, 1997, and Humana Inc.'s Current Report on Form 8-K dated June 17, 1997.

Item 5.  Other Events

     As of August 13, 1997, the Company entered into a $1.5 billion revolving credit facility (the "Credit Facility") with Chase Manhattan Bank which acts as sole administrative agent. The Credit Facility contains customary conditions to borrowing, representations and warranties, covenants and events of default. Amounts under the Credit Facility will generally be able to be borrowed, repaid and reborrowed from time to time. The Credit Facility replaced an existing $600 million credit facility that the Company had with a syndicate of lenders. The Credit Facility is attached hereto as
Exhibit 10.

     As of September 11, 1997, the Company's Board of Directors authorized an increase in the maximum borrowing limit under the Company's commercial paper program from $600 million to $1.5 billion. Borrowings under the commercial paper program are backed by the Credit Facility. The Commercial Paper Private Placement Memoranda with Chase Securities Inc. and Merrill Lynch Money Markets Inc. are attached hereto as Exhibits 4a and 4b, respectively.

Item 7.   Financial Statements and Exhibits.

     The unaudited pro forma condensed consolidated balance sheet of the Company and PCA (collectively the "Combined Entities") as of June 30, 1997, is presented assuming the Merger had occurred on June 30, 1997. The unaudited pro forma condensed consolidated statements of operations of the Combined Entities for the six months ended June 30,1997, and for the year ended December 31, 1996, present the results of operations of the Combined Entities assuming the merger and related transactions had occurred on January 1, 1996. All material adjustments required to reflect the merger and related transactions are set forth in the "Pro Forma Adjustments" column. The pro forma adjustments are based on preliminary assumptions of the allocation of the purchase price and are subject to substantial revision once appraisals, evaluations and other studies of the fair value of PCA's assets and liabilities are completed. Actual purchase accounting adjustments may differ from the pro forma adjustments presented herein.







     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of the Company and PCA. The pro forma data is for informational purposes only and may not necessarily reflect future results of operations and financial position or what the results of operations or financial position would have been had the Company and PCA merged at January 1, 1996 or June 30,1997, respectively.

FINANCIAL STATEMENTS

     (1)  Unaudited Pro Forma Condensed Consolidated Balance Sheet at
          June 30, 1997

     (2)  Unaudited Pro Forma Condensed Consolidated Statement of
          Operations for the six months ended June 30, 1997

     (3)  Unaudited Pro Forma Condensed Consolidated Statement of
          Operations for the year ended December 31, 1996

     (4) PCA's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, is incorporated by reference herein.

     (5) PCA's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, is incorporated by reference herein.



EXHIBITS

     4a. The $1.5 Billion Commercial Paper Private Placement Memorandum between the Company and Chase Securities Inc.

     4b. The $1.5 Billion Commercial Paper Private Placement Memorandum between the Company and Merrill Lynch Money Markets Inc.

     10. The $1.5 Billion Credit Facility between the Company and Chase Manhattan Bank (agent and CAF loan agent)

























Humana Inc.
Pro forma Condensed Consolidated Balance Sheet
June 30, 1997
(Unaudited)
(Dollars in millions except per share amounts)

                                   Historical
                                         Physician                     Humana
                                        Corporation    Pro forma     Pro forma
                               Humana   of America     Adjustments   Combined
ASSETS
Current assets:
   Cash and cash equivalents   $   55    $     88                     $  143
   Marketable securities        1,261         138                      1,399
   Premiums receivable, net       256          66                        322
   Reinsurance recoverable                    109                        109
   Deferred income taxes           83          18                        101
   Other                          125          25                        150

      Total current assets      1,780         444                      2,224

Long-term marketable securities   157         222        $151  (a)       530
Property and equipment, net       375          50          (5) (b)       420
Reinsurance recoverable                       218                        218
Identifiable intangible assets     81                      25  (c)       106
Cost in excess of net assets
  acquired                        502         118         359  (d)       979
Deferred income taxes              17                       4  (e)        21
Other                              46          78                        124

   Total assets                $2,958      $1,130       $ 534         $4,622


LIABILITIES and COMMON
STOCKHOLDERS' EQUITY
 (DEFICIT)
Current liabilities:
   Medical and Workers'
     Compensation claims
     payable                   $  997      $  341                     $1,338
   Accounts payable and
     accrued expenses             370          84       $  55 (f)        509
   Current portion of long-term
     debt                                     122        (122)(g)
   Income taxes payable            66           4                         70
      Total current liabilities 1,433         551         (67)         1,917

Debt                                3           9         545 (h)        557
Other                             138         626                        764
   Total liabilities            1,574       1,186         478          3,238

Contingencies

Common stockholders' equity:
   Common stock, $.16 2/3
    par; authorized
    300,000,000 shares;
    issued and outstanding
     163,428,687 shares -
     June 30, 1997
     and 162,681,123 shares -
     December 31, 1996             27           1          (1)(i)         27
   Other                        1,357         (57)         57 (i)      1,357
   Total common stockholders'
    equity                      1,384         (56)         56          1,384
Total liabilities and common
   stockholders' equity        $2,958      $1,130        $534         $4,622



See notes to pro forma condensed consolidated financial statements.















































Pro forma Condensed Consolidated Statement of Operations
For the six months ended June 30, 1997
(Unaudited)
(Dollars in millions except per share results)


                                   Historical
                                         Physician                     Humana
                                        Corporation    Pro forma     Pro forma
                               Humana   of America     Adjustments   Combined

Revenues:
   Premiums                    $3,608      $  723                     $4,331
   Interest                        53          17                         70
   Other income                     7           3                         10
      Total revenues            3,668         743                      4,411

Operating expenses:
   Medical costs                2,971         588                      3,559
   Selling, general and
     administrative               519         124                        643
   Depreciation and amortization   49           9       $  4  (j)         62
      Total operating expenses  3,539         721          4           4,264

Income from operations            129          22         (4)            147

Interest expense                    4           9         14  (k)         27

Income before income taxes        125          13        (18)            120

Income tax provision  (benefit)    44           2         (5) (l)         41

Net income (loss)              $   81       $  11       ($13)         $   79


Earnings (loss) per common
 share                          $0.49                                $  0.48

Shares used in earnings
 per common share
 computation (000)            162,980                                162,980







See notes to pro forma condensed consolidated financial statements.








Humana Inc.
Notes To Pro forma Condensed Consolidated Financial Statements
As of and for the six months ended June 30, 1997
(Unaudited)


Note 1: Pro forma Adjustments - Condensed Consolidated Balance Sheet as of June 30, 1997


        (a) To record a payment (ultimate purchase of investments) representing the funding of the statutory deficit of PCA Property & Casualty Insurance Company, a wholly owned subsidiary of PCA, ("P&C") as of June 30, 1997.

        (b)  To adjust property and equipment to estimated fair market value.

        (c) To record the estimated purchase price in excess of net tangible and identifiable intangible assets acquired:

             Purchase price                                        $272
             Estimated acquisition liabilities (see F/N f)           55
             Stockholders' deficit and common stock cancellation     56
             Property and equipment adjustment to fair market value   5
             Deferred taxes                                          (4)
             Identifiable intangible assets                         (25)

                                                                   $359

        (d)  To record identifiable intangible assets.

        (e) To record deferred taxes related to purchase accounting adjustments.

        (f) To record estimated liabilities associated with the acquisition transaction including severance, stock option payouts, lease obligations and professional fees.

        (g) To record the refinancing of debt and capital lease obligations of PCA.

        (h) To record the incremental debt incurred to finance the acquisition including the purchase of PCA's outstanding shares ($272 million), to fund the statutory deficit of P & C ($151 million), and the refinancing of the debt and capital lease obligations of PCA ($122 million).

        (i)  To eliminate the acquired deficit of PCA as of June 30, 1997.



Note 2: Pro forma Adjustments - Condensed Consolidated Statement of Operations for the six months ended June 30, 1997



        (j) To record amortization related to the excess of purchase price over net tangible assets acquired. The excess of purchase price over net tangible assets acquired will be amortized over 40 years.

        (k) To record estimated interest expense related to the incremental debt incurred to finance the acquisition and fund the statutory deficit of P & C. The debt has an assumed annualized interest rate of 6.5%.

        (l) Estimated pro forma income taxes were recorded at an assumed combined federal and state income tax rate of 35.0 percent.










































Humana Inc.
Pro forma Condensed Consolidated Statement of Operations
For the year ended December 31, 1996
(Unaudited)
(Dollars in millions except per share results)







                                   Historical
                                         Physician                     Humana
                                        Corporation    Pro forma     Pro forma
                               Humana   of America     Adjustments   Combined

Revenues:
   Premiums                    $6,677     $1,415                        $8,092
   Interest                       101         26                           127
   Other income                    10         23                            33
      Total revenues            6,788      1,464                         8,252

Operating expenses:
   Medical costs                5,625      1,131                         6,756
   Selling, general and
     administrative               940        390                         1,330
   Depreciation and
     amortization                  98         22         $  9 (m)          129
   Asset write-downs and
     other special charges         96         39                           135
   Loss on assumption of
     Workers' Compensation
      related liabilities                    181                           181
      Total operating expenses  6,759      1,763            9            8,531

Income (loss) from operations      29       (299)          (9)            (279)

Interest expense                   11         14           27 (n)           52

Income  (loss)  before income
   taxes                           18       (313)         (36)            (331)

Income tax provision (benefit)      6        (35)          (9)(o)          (38)

Net income (loss)              $   12    ($  278)      ($  27)         ($  293)


Earnings (loss) per common
         share                  $0.07                                   ($1.80)

Shares used in earnings
 per common share
 computation (000)            162,532                                  162,532




See notes to pro forma condensed consolidated financial statements.









Humana Inc.
Notes To Pro forma Condensed Consolidated Statement of Operations
For the year ended December 31, 1996
(Unaudited)


Note 3:   Pro forma Adjustments - Condensed Consolidated
          Statement of Income for the year ended December 31, 1996



        (m) To record amortization related to the excess of purchase price over net tangible assets acquired. The excess of purchase price over net tangible assets acquired will be amortized over 40 years.

        (n) To record estimated interest expense related to the incremental debt incurred to finance the acquisition and fund the statutory deficit of P & C. The debt has an assumed annualized interest rate of 6.5%.

        (o) Estimated pro forma income taxes were recorded at an assumed combined federal and state income tax rate of 35.0 percent.



Note 4: Condensed Consolidated Statement of Income for the year ended December 31, 1996


Operations for 1996 include nonrecurring items as follows:

        (i) Net income for Humana includes special charges of $215 million pretax related to the restructuring of the Washington, D.C., health plan, provision for expected future losses on insurance contracts, closing 13 service areas, discontinuing unprofitable products in three markets, a litigation settlement, and planned workforce reductions.

        (ii) Net loss for PCA includes nonrecurring items of $232 million pretax related to loss on assumption of net Workers' Compensation related liabilities, loss on long lived assets, and gain on sales of subsidiaries.















                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         HUMANA INC.



                         _________________________________
                         By:  Arthur P. Hipwell
                              Senior Vice President
                                and General Counsel


Dated:  September 23, 1997

Exhibit Index

FINANCIAL STATEMENTS

     (1)  Unaudited Pro Forma Condensed Consolidated Balance Sheet at
          June 30, 1997

     (2)  Unaudited Pro Forma Condensed Consolidated Statement of
          Operations for the six months ended June 30, 1997

     (3)  Unaudited Pro Forma Condensed Consolidated Statement of
          Operations for the year ended December 31, 1996

     (4) PCA's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, is incorporated by reference herein.

     (5) PCA's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, is incorporated by reference herein.



EXHIBITS

     4a. The $1.5 Billion Commercial Paper Private Placement Memorandum between the Company and Chase Securities Inc.

     4b. The $1.5 Billion Commercial Paper Private Placement Memorandum between the Company and Merrill Lynch Money Markets Inc.

     10. The $1.5 Billion Credit Facility between the Company and Chase Manhattan Bank (agent and CAF loan agent)